DREYFUS FOUNDERS FUNDS, INC.
SUPPLEMENT DATED JUNE 21, 2000
TO STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2000

The section of the Funds' Statement of Additional Information entitled "Brokerage Allocation" is hereby amended on page 69 by deleting the last full paragraph on that page. Founders has consented to the entry of an administrative order by the Securities and Exchange Commission ("SEC") settling the matter referred to in that paragraph. The SEC matter involved Founders' predecessor company's brokerage practices from 1992 to mid-1995 for certain small private accounts. Founders, as the successor company, consented to the order without admitting or denying the SEC's findings. This settlement did not involve the Funds or affect Founders' ability to perform services for the Funds.